Exhibit 99.1

IT IS HEREBY ADJUDGED and DECREED that the below described is SO ORDERED.

Dated: March 10, 2020

/s/ CRAIG A. GARGOTTA
CRAIG A. GARGOTTA
UNITED STATES BANKRUPTCY JUDGE

In The United States Bankruptcy Court
For The Western District of Texas
San Antonio Division

In re:	§	Chapter 11
§
Lone Star Brewery Development, Inc.,	§	Bankruptcy No. 20-50058-CAG
§
Debtor	§

Order Approving Debtor’s Motion to Approve (a) Sale Procedures and Bid
Protections in Connection with the Sale of Debtor’s Property and (b) the Form of Notice for the Sale of Debtor’s Property

Came on for consideration the Debtor’s Motion to Approve (A) Sale Procedures and Bid Protections in Connection with the Sale of Debtor’s Property and (B) the Form of Notice for the Sale of Debtor’s Property (the “Sale Procedures Motion”).1 Based on the representations made in the Sale Procedures Motion, the Court finds that (i) it has jurisdiction over the matters raised in the Sale Procedures Motion pursuant to 28 U.S.C. §§ 157 and 1334; (ii) this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2), and the Court my enter a final order on the Sale Procedures Motion; (iii) the relief requested in the Sale Procedures Motion seeking the establishment of sale procedures and bid protections in connection with the sale of certain of the Debtor’s property is in the best interests of Debtor, the Estate, and creditors; (iv) proper and adequate notice of the Sale Procedures Motion has been given and no further notice is necessary; (v) all objections to the Sale Procedures Motion that were filed have been resolved or are hereby overruled; and (vi) based on the record herein, after due deliberation, good and sufficient cause exists for the granting of the Sale Procedures Motion in all respects, and pursuant to Bankruptcy Rule 7052, made applicable by Bankruptcy Rule 9014, the Court makes the additional FINDINGS OF FACT AND CONCLUSIONS OF LAW.

THE COURT FINDS THAT:

A. Notice of the Sale Procedures Motion and related hearing or matter was reasonable and sufficient and complied with all applicable requirements of the Bankruptcy Code and the Bankruptcy Rules in light of the circumstances and nature of the relief requested therein, and no other or further notice is necessary. A reasonable and fair opportunity to object to the Sale Procedures Motion and all relief requested therein and granted in this Order has been afforded.

B. The legal and factual basis set forth in the Sale Procedures Motion establish just cause for the relief granted herein. Granting the relief is in the best interests of Debtor, the Estate, and creditors.

C. Debtor has articulated good and sufficient reasons for this Court to grant the Sale Procedures Motion and to approve the Sale Notice, in substantially the same form as Exhibit 1 to this Order, and the Sale Procedures, in substantially the same form as Exhibit 2 to this Order.

D. The Sale Procedures are reasonable and appropriate and designed to maximize the value of the Debtor’s assets.

[1]	Capitalized terms unless otherwise defined herein shall have the meaning as ascribed to them in the Sale Procedures Motion.

THEREFORE, IT IS ORDERED THAT:

1. The Sale Procedures Motion is approved and granted.

2. Any objections to the Sale Procedures Motion that have not been withdrawn, waived or settled as announced to the Court at the hearing on the Sale Procedures Motion, are overruled in their entirety.

3. The Sale Notice, attached as Exhibit 1 to this Order, is approved. Within three business days after the Court enters an Order approving this Sale Procedures Motion, Debtor shall serve the Sale Notice by (a) first-class United States mail, postage-prepaid on (i) the parties identified on the Creditor Matrix in these Cases at the addresses set forth therein, (ii) the parties that have filed proofs of claim in these Cases at the addresses set forth in the respective proofs of claim, and (iii) any other parties who have expressed an interest in acquiring the Property; and (b) the Court’s electronic-filing system on those parties receiving electronic notice by such system. Service of such Sale Notice is proper, due, timely, good, and sufficient notice of, among other things, the Sale Procedures, the auction, the proposed Sale, and the procedure for objecting thereto.

4. The Sale Procedures, attached as Exhibit 2 to this Order, which relate to the sale of the Property (the “Sale”), are approved.

5. Any party wishing to participate as a qualified bidder should provide an Asset Purchase Agreement, evidence of the qualified bidder’s financial ability to close the transaction to Moses Siller at Jones Lang LaSalle Americas, Inc., 9601 McAllister Freeway, Suite 100, San Antonio, TX 78216; email Moses.Siller@am.jll.com and deposit One Hundred Thousand and no/100 Dollars ($100,000.00) with Thomas Rice, Pulman, Cappuccio & Pullen, LLP, 2161 NW Military Highway, Suite 400, San Antonio, Texas 78213; Fax No. (210) 892-1610; email trice@pulmanlaw.com by no later than close of business on April 6, 2020 (the “Bid Deadline”). Any such Bid submitted by the Bid Deadline shall be in the amount of at least Thirteen Million, Five Hundred Thousand and no/100 Dollars ($13,500,000.00) to be a Qualified Bid and to allow the bidder to become a Qualified Bidder (“Qualified Bidder”). The deposited funds will be held by PC&P in its trust account until after the closing of the sale. The Earnest Money Deposit of all Qualified Bidders (except for the highest bidder (the “Successful Bidder”)) will be returned, without interest, to each Qualified Bidder as soon as reasonably practicable but in any event within seven (7) business days after the closing of the Sale.

6. By no later than noon on April 7, 2020, Debtor shall file a notice with the Court stating whether it has timely received a binding offer to purchase the Property in a cash amount of at least $13,5000,000.00. Debtor shall also provide secured lender BI 28, LLC (“BI 28”), evidence of each Qualified Bidder’s financial ability to close the transaction.

7. In the event that Debtor (a) files a notice stating that it has not received a cash offer of at least $13,500,000.00, or (b) has failed to timely pay the taxes by March 31, 2020, the Court shall hold a hearing to approve a sale of the Property to BI 28 or its assignee, free and clear of all liens, claims, interests and encumbrances pursuant to 11 U.S.C. § 363, based on a credit bid of BI 28’s debt, including accrued interest and fees, on April 13, 2020, at 10:00 A.M. (the “Sale Hearing”). at the Hipolito F. Garcia Federal Building and United State Courthouse, Courtroom No. 3, Fifth Floor, 615 E. Houston St., San Antonio, Texas 78205.

8. In the event Debtor receives at least one Qualified Bid, counsel for Debtor will file a notice with the Court and notify the Court’s courtroom deputy that the Sale Hearing will be continued to April 23, 2020, at 9:30 a.m., where Debtor will seek approval of the sale of the Property to the Successful Bidder.

9. In the event Debtor receives more than one Qualified Bid by the Bid Deadline, the Debtor shall conduct an auction for the sale of the Property at the offices of Pulman, Cappuccio & Pullen, LLP, 2161 NW Military Highway, Suite 400, San Antonio, Texas 78213 on Friday April 17, 2020 at 1:30 p.m., prevailing Central Time, where only the four (4) highest Qualified Bidders may participate in such Auction.

10. The closing of the sale of the Property shall occur no later than May 1, 2020 (the “Closing Deadlines”). The Closing Deadlines may be modified upon an agreement between Debtor, the Successful Bidder, and BI 28 LLC.

11. If any Successful Bidder fails to consummate a Sale because of a breach or failure to perform on the part of such Successful Bidder, the Qualified Bidder that had submitted the next highest or otherwise best Qualified Bid at the Auction (if any), as determined by the Debtor (the “Back-Up Bidder(s)”) will be deemed to be the Successful Bidder for the Property and Debtor will be authorized to consummate the Sale of the Property to such Back-Up Bidder without further order of the Bankruptcy Court and such Qualified Bid shall thereupon be deemed the Successful Bid.

12. In the event that BI 28’s senior secured claim has not been satisfied in full by May 1, 2020, the Court shall hold a hearing to approve a sale of the Property to BI 28 or its assignee, free and clear of all liens, claims, interests and encumbrances pursuant to 11 U.S.C. § 363, based on a credit bid of BI 28’s debt, including accrued interest and fees, on May 4, 2020 at 10:00 a.m.

13. If any Successful Bidder fails to consummate the purchase of the Property, and such failure to consummate the purchase is the result of a breach by such Successful Bidder, the Earnest Money Deposit of such Successful Bidder shall be forfeited to the estate.

14. Any objection(s) filed to the sale of the Property (i) shall be set forth in writing and shall specify with particularity the grounds for such objections or other statements of position and (ii) shall be filed with the Court on or before on or before April 9, 2020 (the “Objection Deadline”). Any person failing to timely file an objection to the Sale prior to the Objection Deadline shall be forever barred from objecting to the Sale, including the transferring of the Property free and clear of any and all liens, claims and other interests, and will be deemed to consent to the Sale.

15. Debtor is permitted to (a) determine in their discretion whether any Qualified Bid is a Successful Bid and (b) reject, at any time prior to the entry of the Sale Order by the Bankruptcy Court, without liability, any Bid that Debtor in its discretion, determines to be (i) inadequate or insufficient, (ii) not in conformity with the Sale Procedures or the Bankruptcy Code, or (iii) contrary to the best interests of the Debtor and its Estate.

16. Debtor reserves the right to modify the Sale Procedures, without the need for any further order of the Bankruptcy Court, including, without limitation (a) extending the deadlines set forth in these Sale Procedures, and (b) requesting a continuance of the hearing on the Sale Motion.

17. Nothing contained in these Sale Procedures or this Order shall limit, restrict, alter, modify, waive or otherwise impair Debtor’s reasonable business judgment in relation to the sale process contemplated by these Sale Procedures.

18. Notwithstanding Bankruptcy Rule 6004, this Order shall be effective and enforceable immediately upon entry and its provisions shall be self-executing. To the extent applicable, the stays described in Bankruptcy Rule 6004(h) is hereby waived.

19. The Court shall retain jurisdiction to hear and determine all matters arising from the implementation of this Order.

# # #

Order Submitted By:

Randall A. Pulman

Texas State Bar No. 16393250

rpulman@pulmanlaw.com

Thomas Rice

Texas State Bar No. 24025613

trice@pulmanlaw.com

Amber L. Fly

Texas State Bar No. 24101761

afly@pulmanlaw.com

Pulman, Cappuccio & Pullen, LLP

2161 NW Military Highway, Suite 400

San Antonio, Texas 78213

www.pulmanlaw.com

(210) 222-9494 Telephone

(210) 892-1610 Facsimile

Attorneys for Debtor

EXHIBIT 1

In The United States Bankruptcy Court
For The Western District of Texas
San Antonio Division

In re:	§	Chapter 11
§
Lone Star Brewery Development, Inc.,	§	Bankruptcy No. 20-50058-CAG
§
Debtor	§

Notice of Sale of Debtor’s Property

PLEASE READ THIS NOTICE CAREFULLY AS YOUR RIGHTS MAY BE AFFECTED AS SET FORTH HEREIN.

On January 6, 2020 (the “Petition Date”), the Debtor filed a voluntary petition under Chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as amended, the “Bankruptcy Code”).

On March 5, 2020, Debtor filed Debtor’s Motion to Approve (A) Sale Procedures and Bid Protections in Connection with the Sale of Debtor’s Property and (B) the Form of Notice for the Sale of Debtor's Property (the “Sale Procedures Motion”) seeking approval of certain procedures for the sale of and taking bids (the “Sale Process”) on the Debtor’s Property. Through this Sale Process, Debtor seeks the highest and best offer(s) for the sale of the Property (the “Sale”) free and clear of any and all liens, claims, rights, interests, and encumbrances in accordance with Section 363(f) of the Bankruptcy Code, with such liens, claims, rights, interests, and encumbrances to attach to the sale proceeds. The Sale Process is subject to, and all offers must be in accordance with, the sale procedures approved by the Bankruptcy Court, which are attached hereto as Exhibit A (the “Sale Procedures”).

On March ___, 2020, the Bankruptcy Court entered its Order Approving Debtor’s Motion to Approve (A) Sale Procedures and Bid Protections in Connection with the Sale of the Debtor’s Assets and (B) the Form of Notice for the Sale of the Debtor’s [Docket No. ___ (the “Sales Procedures Order”) in which it, among other things, (a) approved the Sales Procedures, (b) approved the form and manner of notice of the Sale Procedures, (c) set an Objection Deadline to the Sale, and (d) established the date for the Sale.

Any party desiring to make an offer to buy, or a proposal relating to, the Property that is the subject of the Bid Procedures must comply with those Sales Procedures and submit a bid by no later than close of business on April 6, 2020 (the “Bid Deadline”).

In the event Debtor receives more than one Qualified Bid by the Bid Deadline, the Debtor shall conduct an auction for the sale of the Property at the offices of Pulman, Cappuccio & Pullen, LLP, 2161 NW Military Highway, Suite 400, San Antonio, Texas 78213 on Friday April 17, 2020 at 1:30 p.m., prevailing Central Time, where only the four (4) highest Qualified Bidders may participate in such Auction.

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After announcing the Successful Bidder, Debtor shall request that the Court approval the Sale at a hearing to be held at Hipolito F. Garcia Federal Building and United State Courthouse, Courtroom No. 3, Fifth Floor, 615 E. Houston St., San Antonio, Texas 78205 on Thursday April 23, 2020 at 9:30 a.m., prevailing Central Time (the “Sale Hearing”).

Objections, if any, to the consummation of the Sale, shall be filed with the Bankruptcy Court by no later than April 9, 2020 (the “Objection Deadline”). Any person failing to timely file an objection to the Sale prior to the deadlines set forth in the Bid Procedures Order shall be forever barred from objecting to the Sale, including the transferring of the Property free and clear of any and all liens, claims and other interests, and will be deemed to consent to the Sale.

Respectfully submitted,

Pulman, Cappuccio & Pullen, LLP
2161 NW Military Highway, Suite 400
San Antonio, Texas 78213 www.pulmanlaw.com
(210) 222-9494 Telephone (210) 892-1610 Facsimile

By:	/s/ Thomas Rice
Randall A. Pulman
Texas State Bar No. 16393250 rpulman@pulmanlaw.com Thomas Rice
Texas State Bar No. 24025613 trice@pulmanlaw.com
Amber F. Fly
Texas State Bar No. 24101761 afly@pulmanlaw.com

Attorneys for Debtor and Debtor-in-Possession

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EXHIBIT 2

SALE PROCEDURES

On January 6, 2020 (the “Petition Date”), the Debtor filed a voluntary petition under Chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as amended, the “Bankruptcy Code”).

These Sale Procedures have been approved and authorized pursuant to the Debtor’s Motion to Approve (A) Sale Procedures and Bid Protections in Connection with the Sale of Debtor’s Property and (B) the Form of Notice for the Sale of Debtor's Property (the “Sale Procedures Motion”) and the Order Approving Debtor’s Motion to Approve (A) Sale Procedures and Bid Protections in Connection with the Sale of Debtor’s Property and (B) the Form of Notice for the Sale of Debtor's Property (the “Sale Procedures Order”), entered by the United States Bankruptcy Court for the Western District of Texas, San Antonio Division.

A. Assets to be Sold

Generally, the assets to be sold include the conveyance free and clear of all liens, claims, encumbrances, and interests in tracts of real property that are approximately 32 acres of land and a complex of historic structures formerly housing the Lone Star Brewery just south of downtown San Antonio, Texas (the “Property”). A copy of the Legal Description of the Property is attached as Exhibit 1 to these Sale Procedures.

B. Submission of Initial Qualifying Bids by Potential Purchasers

Any person desiring to submit a bid for the Property (a “Bid”) shall deliver their Bid and an executed copy of an Asset Purchase Agreement and evidence of the bidders financial ability to close the transaction to Moses Siller at Jones Lang LaSalle Americas, Inc., 9601 McAllister Freeway, Suite 100, San Antonio, TX 78216; email Moses.Siller@am.jll.com. A qualified bidder must also deposit One Hundred Thousand and no/100 dollars ($100,000.00) (the “Earnest Money Deposit”) with Thomas Rice, Pulman, Cappuccio & Pullen, LLP, 2161 NW Military Highway, Suite 400, San Antonio, Texas 78213; Fax No. (210) 892-1610; email trice@pulmanlaw.com. The deposited funds will be held by Pulman, Cappuccio & Pullen, LLP in its trust account until after the closing of the sale. The Earnest Money Deposit of all Qualified Bidders (except for the highest bidder (the “Successful Bidder”)) will be returned, without interest, to each Qualified Bidder as soon as reasonably practicable but in any event within seven (7) business days after the closing of the Sale. The Bid and Earnest Money Deposit must actually be received by close of business on April 6, 2020 (the “Bid Deadline”).

Any such Bid submitted by the Bid Deadline shall be in the amount of at least Thirteen Million, Five Hundred Thousand and no/100 Dollars ($13,500,000.00) to be a Qualified Bid and to allow that bidder (“Qualified Bidder”) to participate in the sale of the Property.

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D. The Selection of the Successful Bid

In the event Debtor receives more than one Qualified Bid by the Bid Deadline, the Debtor shall conduct an auction for the sale of the Property at the offices of Pulman, Cappuccio & Pullen, LLP, 2161 NW Military Highway, Suite 400, San Antonio, Texas 78213 on Friday April 17, 2020 at 1:30 p.m., prevailing Central Time, where only the four (4) highest Qualified Bidders may participate in such Auction.

E. Objections to Sale

Any objection(s) filed to the sale of the Property (i) shall be set forth in writing and shall specify with particularity the grounds for such objections or other statements of position; (ii) shall be filed with the Court on or before on or before April 9, 2020 (the “Objection Deadline”). Any person failing to timely file an objection to the Sale prior to the Objection Deadline shall be forever barred from objecting to the Sale, including the transferring of the Property free and clear of any and all liens, claims and other interests, and will be deemed to consent to the Sale.

F. Court Approval

In the event that Debtor has (a) not received a cash offer of at least $13,500,000.00, or (b) failed to timely pay the taxes by March 31, 2020, the Court shall hold a hearing to approve a sale of the Property to BI 28 or its assignee, free and clear of all liens, claims, interests and encumbrances pursuant to 11 U.S.C. § 363, based on a credit bid of BI 28’s debt, including accrued interest and fees, on April 13, 2020, at 10:00 A.M. (the “Sale Hearing”). at the Hipolito F. Garcia Federal Building and United State Courthouse, Courtroom No. 3, Fifth Floor, 615 E. Houston St., San Antonio, Texas 78205.

In the event Debtor receives at least one Qualified Bid, counsel for Debtor will file a notice with the Court and notify the Court’s courtroom deputy that the Sale Hearing will be continued to April 23, 2020, at 9:30 a.m., where Debtor will seek approval of the sale of the Property to the Successful Bidder.

At the Sale Hearing, Debtor will seek entry of an order approving the sale of the Property to the Successful Bidder pursuant to 11 U.S.C. §363(f) and free and clear of all liens, claims, encumbrances, and interests. The Sale Hearing may be adjourned or rescheduled as ordered by the Bankruptcy Court or by Debtor with the approval of the Successful Bidder and without further notice to creditors and parties in interest other than by announcement by Debtor of the adjourned date at the Sale Hearing.

Debtor’s presentation to the Bankruptcy Court for approval of a Successful Bid does not constitute Debtor’s acceptance of the Bid. Debtor will be deemed to have accepted a Bid only when the Bid has been approved by Order of the Bankruptcy Court.

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G. Closing

The closing of the sale of the Property shall occur no later than May 1, 2020 (the “Final Closing Deadline”); provided, however, that this requirement may be waived upon an agreement between Debtor, BI 28, LLC, and the Successful Bidder.

H. Failure to Consummate Purchase

If any Successful Bidder fails to consummate the purchase of the Property, and such failure to consummate the purchase is the result of a breach by such Successful Bidder, the Earnest Money Deposit of such Successful Bidder shall be forfeited to the Estate.

I. Back-Up Bidders

If any Successful Bidder fails to consummate a Sale because of a breach or failure to perform on the part of such Successful Bidder, the Qualified Bidder that had submitted the next highest or otherwise best Qualified Bid at the Auction (if any), (the “Back-Up Bidder(s)”) will be deemed to be the Successful Bidder for the Property and Debtor will be authorized to consummate the Sale of the Property to such Back-Up Bidder without further order of the Bankruptcy Court and such Qualified Bid shall thereupon be deemed the Successful Bid. If any Qualified Bidder fails to consummate a Sale because of a breach or failure to perform on the part of such Qualified Bidder or for any reason within ten days after being deemed the Back-Up Bidder pursuant to this section of the Sale Procedures, the process described above may continue as determined by Debtor until a Qualified Bidder shall consummate the Sale.

J. Failure to Satisfy BI 28, LLC’s Senior Secured Claim

In the event that BI 28’s senior secured claim has not been satisfied in full by May 1, 2020, the Court shall hold a hearing to approve a sale of the Property to BI 28 or its assignee, free and clear of all liens, claims, interests and encumbrances pursuant to 11 U.S.C. § 363, based on a credit bid of BI 28’s debt, including accrued interest and fees, on May 4, 2020 at 10:00 a.m.

K. Return of Earnest Money Deposit

The Earnest Money Deposit of all Qualified Bidders, who are not the Successful Bidder, will be returned, without interest, to each such Qualified Bidder as soon as reasonably practicable but in any event within seven (7) business days after the closing of the Sale.

L. Reservation of Rights

1. Determination of Successful Bid. Debtor reserves the right to: (a) determine whether any Qualified Bid is a successful bid, and (b) reject, at any time prior to the entry of the Sale Order, any Bid that the Debtor in its discretion determines to be inadequate, insufficient, not in conformity with the Sales Procedures or the Bankruptcy Code, or contrary to the best interest of the Debtor and its Estate.

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2. Modification of Bidding Procedures. Debtor may modify the Sale Procedures, without the need for any further order of the Bankruptcy Court, including, without limitation (a) extending the deadlines set forth in these Sale Procedures, and (b) adjourning the Sale Hearing.

3. Nothing contained in these Sale Procedures or this Order shall limit, restrict, alter, modify, waive or otherwise impair Debtor’s reasonable business judgment in relation to the sale process contemplated by these Sale Procedures.

M. As Is, Where As Sale

The sale of the Property shall be on an “as is, where as” basis and without representations or warranties of any kind, nature, or description by the Debtor, its Estate, or its agents and representatives. Except as otherwise expressly provided in these Sale Procedures, by submitting a Bid, each bidder shall be deemed to acknowledge and represent that it (i) has had an opportunity to conduct any and all reasonable due diligence regarding the Property prior to makings its bid, (ii) has relied solely upon its own independent review, investigation and/or inspection of any and all documents and/or the Property in making its bid, and (iii) did not rely on any written or oral statements, representations, promises, warranties or guaranties whatsoever, whether express, implied, by operation of law or otherwise, regarding the Property, or the completeness of any information provided in connection therewith.

N. Debtor’s Counsel

Any questions regarding these Sales Procedures should be addressed to Debtor’s Counsel whose contact information is:

Randall A. Pulman

rpulman@pulmanlaw.com

Thomas Rice

trice@pulmanlaw.com

Amber Fly

afly@pulmanlaw.com

Pulman, Cappuccio & Pullen, LLP

2161 NW Military Highway, Suite 400

San Antonio, Texas 78213

www.pulmanlaw.com

(210) 222-9494 Telephone

(210) 892-1610 Facsimile

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EXHIBIT 1

EXHIBIT A

LEGAL DESCRIPTION OF LAND

Tract I:

21.585 acre tract of land situated in the City of San Antonio, Bexar County, Texas and being part of Lot 17, New City Block A-17, Lone Star Subdivision, according to plat recorded in Volume 9510, Pages 142-143, Plat Records of Bexar County, Texas, and being part of that 21.575 acre tract conveyed to Lone Star Brewery Development, Inc. and described in deed recorded in Volume 17182, Page 2238, Official Public Records of Bexar County, Texas, said 21.585 acre tract being more particularly described by metes and bounds as follows:

Beginning at a 1/2" iron pin with cap (4020) found in the south line of Lone Star Blvd. at the northeast corner of Lot 24, New City Block A-17, Newell Salvage Subdivision, according to plat recorded in Volume 9632, Page 47-48, being the northwest corner of said 21.575 acre tract and this tract;

Thence S 81° 32' 45" E. 942.92 feet along the south line of Lone Star Blvd. to a railroad spike found at the northwest corner of a tract conveyed to the City of San Antonio by Quit Claim Deed recorded in Volume 609, Page 329, being a northeast corner of Lot 17, said 21.575 acre tract, and this tract;

Thence along the east line of Lot 17, as follows:

S 03° 01' 41" W. 32.99 feet to a 1/2" iron pin with cap (4020) found at an angle point;

S 34° 41' 42" E. 116.81 feet to a P.K. nail found at the northwest corner of a 0.804 of an acre tract conveyed to the San Antonio River Authority by deed recorded in Volume 14232, Page 652, being a northeast corner of this tract;

Thence along the west line of said 0.804 of an acre tract, as follows:

S 58° 04' 07" W. 93.35 feet to a 1/2" iron pin with cap (SARA) found at an angle point;

S 46° 16' 56" W. 232.75 feet to a 1/2" iron pin with cap (SARA) found at an angle point;

S 34° 46' 56" W. 77.05 feet to a 1/2" iron pin with cap (SARA) found at an angle point;

Southerly along the arc of a curve to the left whose radius is 281.40 feet and having a central angle of 33° 36' 41", a distance of 165.08 feet (chord bears S 19° 01' 02" W. 162.72 feet) to a ½" iron pin with cap (SARA) found at the end of said curve (non-tangent);

S 02° 13' 45" W. 124.59 feet to a 1/2" iron pin with cap (SARA) found at an angle point;

S 13° 01' 10" W. 110.95 feet to a 1/2" iron pin with cap (4020) found at an angle point;

Southerly along the arc of a curve to the right whose radius is 300.00 feet and having a central angle of 35° 30' 17", a distance of 185.90 feet (chord bears S 30° 46' 18" W. 182.94 feet) to a ½" iron pin with cap (SARA) found at the end of said curve (non-tangent);

S 48° 28' 01" W. 68.11 feet to a 1/2" iron pin with cap (SARA) found at an angle point;

S 36° 11' 04" W. 55.45 feet to a 1/2" iron pin with cap (4020) found at an angle point;

Deed of Trust – Exhibit A Page 1

S 57° 05' 45" W. 32.31 feet to a 1/2" iron pin with cap (SARA) found at an angle point.

S 69° 54' 21" W. 59.87 feet to a 1/2" iron pin found at an angle point;

S 39° 41' 41" W. 43.44 feet to a 1/2" iron pin with cap (4020) in the south line of Lot 17 at the southwest corner of said 0.804 of an acre tract, being the southeast corner of said 21.575 acre tract and this tract;

Thence N 86° 15' 22" W. 518.54 feet along the south line of Lot 17, being the north line of the San Antonio Public Service Company property, to a 1/2" iron pin with cap (4020) found at the southeast corner of Lot 24, being the southwest corner of said 21.575 acre tract and this tract;

Thence along the east line of Lot 24, as follows:

N 08° 25' 52" E. 401.61 feet to a 1/2" iron pin found at an angle point;

N 08° 38' 13" E, 824.41 feet to the place of Beginning and containing 21.585 acres of land.

Tract II:

Lot 24, New City Block A-17, Newell Salvage Subdivision, an Addition in Bexar County, Texas, according to the Map or Plat recorded in Volume 9632, Pages 47-48, Plat Records of Bexar County, Texas.

Deed of Trust – Exhibit A Page 2